UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  June 8, 2006
                                                   -----------------------------


                          Pre-Paid Legal Services, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Oklahoma
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


         001-09293                                     73-1016728
--------------------------------------------------------------------------------
  (Commission File Number)                   (IRS Employer Identification No.)


            One Pre-Paid Way
                Ada, OK                                 74820
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)             (Zip Code)


                                 (580) 436-1234
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






                                TABLE OF CONTENTS


Item 1.01 Entry into a Material Definitive Agreement.

     On June 8, 2006, Pre-Paid Legal Services, Inc. ("we" or "us") closed the previously announced loan agreement with Bank of Oklahoma, N.A. for $10 million to finance stock repurchases with a single principal payment maturity date of December 1, 2006 and interest payable monthly at the 30 day LIBOR Rate plus three percent, adjusted monthly. The agreement contains financial and reporting covenants and events of default substantially the same as those in our existing line of credit. The loan is primarily secured by our rights to receive membership fees on a portion of our memberships, subordinate to the lien granted to our existing lenders. The lenders under our existing credit agreement all consented to this additional borrowing.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

     See Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

     See Exhibit Index attached.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   Pre-Paid Legal Services, Inc.


                                   By:      /s/ Randy Harp
                                            ------------------------------------
                                            Randy Harp, Chief Operating Officer

Date:  June 8, 2006





Exhibit Index

--------- ----------------------------------------------------------------------
|No.     |  Description                                                        |
|        |                                                                     |
--------- ----------------------------------------------------------------------
|10.1    | Loan Agreement dated June 6, 2006 between Pre-Paid legal Services,  |
|        | Inc and Bank of Oklahoma, N.A.                                      |
--------- ----------------------------------------------------------------------
|10.2    | Security Agreement dated June 6, 2006 between Pre-Paid legal        |
|        | Services, Inc and Bank of Oklahoma, N.A.                            |
--------- ----------------------------------------------------------------------







                                 LOAN AGREEMENT

                                     Between


                          PRE-PAID LEGAL SERVICES, INC.

                                       And


                             BANK OF OKLAHOMA, N.A.



                                  June 6, 2006






                               TABLE OF CONTENTS
                                  (continued)



1.       CERTAIN DEFINITIONS
         1.1      Advance
         1.2      Affiliate
         1.3      Agreement
         1.4      Business Day
         1.5      Collateral
         1.6      Code
         1.7      Commitment
         1.8      Compliance Certificate
         1.9      Debt Coverage Ratio
         1.10     ERISA
         1.11     Events of Default
         1.12     Funded Debt
         1.13     GAAP
         1.14     Governmental Authority
         1.15     Guarantor
         1.16     Guaranty Agreement
         1.17     Indebtedness
         1.18     Law or Laws
         1.19     Legal Contracts
         1.20     LIBOR Rate
         1.21     Lien
         1.22     Loan
         1.23     Loan Documents
         1.24     Material Adverse Effect
         1.25     Maturity Date
         1.26     Note
         1.27     PBGC
         1.28     Person
         1.29     Permitted Liens
         1.30     Plan.
         1.31     Potential Default
         1.32     Prime Rate
         1.33     Reportable Event
         1.34     Required Payment
         1.35     Responsible Officer
         1.36     Security Agreement
         1.37     Subsidiary


2.       LENDING AGREEMENT
         2.1      Loan
         2.2      Making of Payments
         2.3      Prepayment and Prepayment Penalty
         2.4      Application of Payments
         2.5      Default Interest
         2.6      Commitment Fee
         2.7      Further Assurance


3.       COLLATERAL
         3.1      Security Interest
         3.2      Guaranty Agreement


4.       CONDITIONS OF LENDING
         4.1      Conditions Precedent to Closing and Advances Pursuant to Loan


5.       REPRESENTATIONS AND WARRANTIES
         5.1      Organization and Good Standing
         5.2      Authorization and Power
         5.3      Governmental Authorization
         5.4      Binding Effect
         5.5      Financial Statements
         5.6      Labor Disputes and Acts of God
         5.7      Other Agreement
         5.8      Title to Property
         5.9      Litigation
         5.10     No Defaults on Outstanding Judgments or Orders
         5.11     Debt
         5.12     Conflicting Documents or Agreements
         5.13     Full Disclosure
         5.14     No Default
         5.15     Material Agreements
         5.16     Principal Office
         5.17     ERISA
         5.18     Payment of Taxes
         5.19     Survival Representations and Warranties


6.       AFFIRMATIVE COVENANTS
         6.1      Applicable Laws
         6.2      Annual Financial Statements
         6.3      Quarterly Financial Statements
         6.4      Notice of Litigation
         6.5      Maintenance of Existence
         6.6      Books and Records; Inspections
         6.7      Taxes
         6.8      Title to Assets and Maintenance
         6.9      Additional Assurances
         6.10     Performance of Obligations
         6.11     Expenses
         6.12     Payment of Liabilities
         6.13     Right to Conduct Business
         6.14     Other Information
         6.15     Regulation U Compliance


7.       NEGATIVE COVENANTS
         7.1      Negative Pledge
         7.2      Sale of Assets
         7.3      Additional Indebtedness
         7.4      Name, Fiscal Year and Accounting Method
         7.5      Dividends and Distributions
         7.6      Loans or Advances
         7.7      Discontinuance of Business Lines
         7.8      Mergers and Acquisitions
         7.9      Transactions With Affiliates


8.       FINANCIAL COVENANTS
         8.1      Debt Coverage Ratio
         8.2      Retention Rate
         8.3      Cancellation Rate
         8.4      Tangible Net Worth


9.       EVENTS OF DEFAULT
         9.1      Nonpayment of Note
         9.2      Nonpayment of Interest
         9.3      Other Nonpayment
         9.4      Breach of Covenants
         9.5      Representations and Warranties
         9.6      Insolvency
         9.7      Voluntary Bankruptcy
         9.8      Involuntary Bankruptcy
         9.9      Creditor's Proceedings
         9.10     Monetary Judgments
         9.11     Borrower Dissolution
         9.12     Harland Stonecipher
         9.13     Financial Covenants
         9.14     Other Defaults


10.      REMEDIES
         10.1     Immediate Acceleration
         10.2     No Cure or Notice
         10.3     Five Day Notice and Demand
         10.4     Thirty Day Notice and Demand
         10.5     Other Rights
         10.6     Cumulative Remedies


11.      GENERAL CONDITIONS
         11.1     Notices
         11.2     Amendment; Waiver
         11.3     Governing Law
         11.4     Prohibition Against Assignment
         11.5     Indemnification
         11.6     Entire Agreement
         11.7     Severability
         11.8     Captions
         11.9     Binding Effect
         11.10    Contrary Provisions
         11.11    Counterpart
         11.12    Waiver of Jury Trial









                                 LOAN AGREEMENT


THIS LOAN AGREEMENT is made and entered into this 6th day of June, 2006, by and between PRE-PAID LEGAL SERVICES, INC., an Oklahoma corporation (the "Borrower") and BANK OF OKLAHOMA, N.A., a national banking association (hereinafter referred to as "Bank").


                              W I T N E S S E T H:
                               -------------------

WHEREAS, Borrower and Bank have agreed to an extension of credit in the principal amount of Ten Million and No/100 Dollars ($10,000,000.00) from the Bank to the Borrower consisting of a term loan for the purpose of purchasing Borrower's shares of stock in the open market; and


WHEREAS, the Borrower desires to secure its obligation under this Agreement and the promissory note described herein with a security interest in legal contracts issued in states where such contracts are not viewed as insurance products.


NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Bank and Borrower hereby consent and agree as follows:


1. CERTAIN DEFINITIONS.
   --------------------

As used in this Agreement, "Borrower" and "Bank" shall have the meanings set forth above and the following terms with their initial letters capitalized shall have the following meanings except where the context otherwise requires:


     1.1 Advance. The term "Advance" shall mean the disbursement by Bank of a sum or sums loaned to Borrower pursuant to this Agreement.

     1.2 Affiliate. The term "Affiliate" shall mean any Person which, directly or indirectly, controls, is controlled by or is under common control with the relevant Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean a member of the board of directors, a general partner or an executive officer of such Person, or any other Person with possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, through the ownership (of record, as trustee, or by proxy) of voting shares, partnership interests or voting rights, through a management contract or otherwise. Any Person owning or controlling directly or indirectly ten percent or more of the voting shares, partnership interests or voting rights, or other equity interest of another Person shall be deemed to be an Affiliate of such Person.

     1.3 Agreement. The term "Agreement" shall mean this Loan Agreement, as the same may from time to time be amended, supplemented or modified.

     1.4 Business Day. The term "Business Day" shall mean any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the State of Oklahoma.

     1.5 Collateral. The term "Collateral" shall have that meaning ascribed to such term as is provided in Section 3 hereof.

     1.6 Code. The term "Code" shall mean the Internal Revenue Code of 1986 as amended from time to time.

     1.7 Commitment. The term "Commitment" shall mean $10,000,000.00.

     1.8 Compliance Certificate. The term "Compliance Certificate" shall mean each certificate, substantially in the form of Exhibit B attached hereto, executed by the Responsible Officer on behalf of Borrower and furnished from time to time in accordance with this Agreement.

     1.9 Debt Coverage Ratio. The term "Debt Coverage Ratio" shall mean (A) for the previous three-months annualized, Net Income plus depreciation and amortization, plus interest expense minus $1,000,000 (representing a mutually agreed level of anticipated annual maintenance capital expenditures) minus stock purchases for the previous three months annualized and not paid for from loan proceeds but excluding stock purchases from unrestricted cash reserves DIVIDED BY (B) for the next ensuing twelve-months, current maturities of long-term debt plus interest expense for the previous three-months annualized plus dividends declared for the previous twelve (12) months.

     1.10 ERISA. The term "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, together with all regulations issued pursuant thereto.

     1.11 Events of Default. The term "Events of Default" shall have that meaning ascribed to such term as is provided in Section 9 hereof.

     1.12 Funded Debt. The term "Funded Debt" shall mean debt for borrowed money and all other debt that is evidenced by bonds, debentures, notes, or other similar instruments.

     1.13 GAAP. The term "GAAP" shall mean generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

     1.14 Governmental Authority. The term "Government Authority" means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

     1.15 Guarantor. The term Guarantor shall refer to each of Borrower's non-insurance Subsidiaries, whether one or more. Such Guarantors shall include:
American Legal Services, Inc., Ada Travel Service, Inc., Pre-Paid Canadian Holdings, L.L.C., and PPL Legal Care of Canada Corporation.

     1.16 Guaranty Agreement. The term "Guaranty Agreement" shall mean a continuing guaranty of payment and collection, in substantially the form of Exhibit "D" attached hereto, absolutely, unconditionally guarantying the obligations evidenced by the Loan.

     1.17 Indebtedness. The term "Indebtedness" shall mean: (i) all obligations of Borrower as evidenced by the Note; (ii) all obligations of Borrower evidenced by this Agreement; (iii) all obligations of the Borrower arising from any of the Loan Documents or other agreements covering property secured by a Lien on any asset of Borrower now or hereafter contemplated by this Agreement, whether direct or indirect, absolute or contingent.

     1.18 Law or Laws. The terms "Law" or "Laws" means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

     1.19 Legal Contracts. The term "Legal Contracts" means those legal, insurance-type contracts with members which are issued in states where such contracts are not viewed or determined to be insurance products.

     1.20 LIBOR Rate. The term "LIBOR Rate" shall mean the arithmetic average of the rate at which Dollar deposits in immediately available funds and for a maturity equal to one-month (30 days) are offered or available in the London Interbank Market for Eurodollars as of 11:00 a.m. (London time) on the date of determination, as reported in the "Money Rates" section of The Wall Street Journal or a substitute source reasonably determined by Bank in the event such source is no longer available. If more than one month (30 days) LIBOR Rate is published in The Wall Street Journal for any particular time period then the LIBOR Rate shall be the highest of such published rates. Beginning October 1, 2003, such rate shall be adjusted as of the first day of each month during the term hereof.

     1.21 Lien. The term "Lien" shall mean, with respect to any asset of the Borrower, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset.

     1.22 Loan. The term "Loan" shall mean that loan described at Section 2.1 below and which is evidenced by the Note and secured by the Loan Documents.

     1.23 Loan Documents. The term "Loan Documents" shall collectively mean this Agreement, the Note, the Guaranty Agreements, the Security Agreement, all financing statements, and all other security documents and instruments executed and delivered in connection with the Loan described herein which secure the obligations of the Borrower to the Bank and any renewals, amendments, supplements or modifications thereof or thereto.

     1.24 Material Adverse Effect. The term "Material Adverse Effect" shall mean any circumstance or event which could have a material adverse effect on (i) the Borrower's assets or properties, liabilities, financial condition, business, operations, affairs or circumstances, or (ii) the ability of Borrower to repay its debt from ongoing cash flow from operations or cash reserves; or (iii) the ability of Borrower to carry out its business as of the date of this Agreement or as proposed at the date of this Agreement to be conducted or to meet its obligations under the Notes, this Agreement or the other Loan Documents on a timely basis.

     1.25 Maturity Date. The term "Maturity Date" shall mean the earlier of (i) December 6, 2006, or (ii) upon Borrower's closing of any new credit facility.

     1.26 Note. The term "Note" shall mean the promissory note, substantially in the form of Exhibit "A" hereto issued or to be issued hereunder to the Bank to evidence the Indebtedness to Bank arising by reason of the Loan, together with all modifications, renewals and extensions thereof or any part thereof.

     1.27 PBGC. The term "PBGC" shall mean the Pension Benefit Guaranty Corporation, and any successor to all or any of this entity's functions under ERISA.

     1.28 Person. The term "Person" shall include an individual, a corporation, a joint venture, a general or limited partnership, a limited liability company, a trust, an unincorporated organization or a government or any agency or political subdivision thereof.

     1.29 Permitted Liens. The term "Permitted Liens" shall refer to those Liens described in items (a) through (f) in Section 7.1 herein.

     1.30 Plan. The term "Plan" shall mean an employee benefit plan or other plan maintained by either Borrower for employees of either Borrower and covered by Title IV of ERISA, or subject to the minimum finding standards under Section 412 of the Internal Revenue Code of 1954, as amended.

     1.31 Potential Default. The term "Potential Default" shall mean any event which with the giving of notice or lapse of time, or both, would become an Event of Default.

     1.32 Prime Rate. The term "Prime Rate" shall mean the BOKF National Prime Rate, described as the rate of interest set by BOK Financial Corporation, in its sole discretion, on a daily basis as published by BOK Financial Corporation ("BOKF") from time to time (the "Index"). The interest rate on the Note is subject to change from time to time based on changes in the Index. The Index is not necessarily the lowest rate charged by Bank on its loans and is set by Bank in its sole discretion. If the Index becomes unavailable during the term of this Loan, Bank may designate a substitute index after notifying Borrower. Bank will tell Borrower the current index rate upon Borrower's request. The interest rate change will not occur more often than each day. Borrower understands that Bank may make loans based on other rates as well. Under no circumstances will the interest rate on the Note be more than the maximum rate allowed by applicable Law.

     1.33 Reportable Event. The term "Reportable Event" shall have that meaning assigned to such term in Title IV of ERISA.


     1.34 Required Payment. The term "Required Payment" is used herein as defined in Section 2.4 hereof.


     1.35 Responsible Officer. The term "Responsible Officer" shall refer to Steve Williamson, Borrower's Chief Financial Officer or Randy Harp, Chief Operating Officer.

     1.36 Security Agreement. The term "Security Agreement" shall mean that certain Security Agreement in substantially the form of Exhibit "C" attached hereto executed by Borrower covering the Borrower's Legal Contracts.

     1.37 Subsidiary. The term "Subsidiary" shall mean, as to any Person, a corporation, limited partnership, or limited liability company of which shares of stock or other ownership interest having ordinary voting power (other than stock having such power only by reason of the happening of a contingency) to elect a majority of the board of directors, the general partner or other managers of such corporation, limited partnership, or limited liability company are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

2. LENDING AGREEMENT.
   ------------------

Subject to the terms and conditions hereof, and the terms and conditions of the Loan Documents, and in reliance upon the Borrower's representations and warranties contained herein, the Bank agrees to extend credit to the Borrower, and the Borrower agrees to such extensions of credit from the Bank on the following terms and conditions:

     2.1 Loan. The Bank agrees to extend credit to the Borrower as evidenced by the Note. This Loan is secured by the Collateral.


          2.1.1 Principal. The principal amount of the Loan shall not exceed $10,000,000.00.


          2.1.2 Note Interest Rate. Beginning on the date of the first Advance hereunder, and continuing throughout the life of the Loan, the outstanding principal amount of the Note shall bear interest per annum at the LIBOR Rate plus three percent (3%). Interest shall be calculated on the basis of a year of 360 days for the actual number of days elapsed. The LIBOR Rate shall be adjusted on the first day of each month commencing July 1, 2006. From the date hereof until July 1, 2006 the interest rate shall be 8.14%.

          2.1.3 Advances and Purpose. Advances not to exceed $10,000,000.00 in the aggregate will be available primarily to fund Borrower's acquisitions of its stock on the open market or otherwise (such as private purchases). This Loan is expressly not a revolving credit. Once sums are advanced they cannot be paid back and re-advanced.

          2.1.4 Advance Procedure. The amount of the Note shall be fully advanced within five (5) business days following the date of this Agreement. Upon such Advance hereunder, Borrower shall be deemed to represent and warrant that no Event of Default currently exists or will be incurred as a result of the Advance.

          2.1.5 Repayment. Beginning June 31, 2006 and continuing on the last day of each month thereafter through November 30, 2006, Borrower shall make an interest payment of all accrued but unpaid interest on the Note. All outstanding principal plus all accrued but unpaid interest is due and payable on the Maturity Date.

     2.2 Making of Payments. The principal of and interest on the Note shall be payable in lawful money of the United States of America, in immediately available funds, at the principal office of the Bank in Oklahoma City, Oklahoma. All such payments shall be made not later than 2:00 p.m., Oklahoma City time, on the date due, and funds received for principal payments on the Note after such hour on any day shall be treated for all purposes of this Agreement as having been received on the next succeeding business day in Oklahoma City. If any payment made by the Borrower under this Agreement is to be made on a Saturday, Sunday or legal holiday in Oklahoma City, Oklahoma, such payment shall be made on the next succeeding business day.

     2.3 Prepayment and Prepayment Penalty. Except as set forth herein, the Borrower may prepay any or all of the Loan, either in whole or in part at any time and from time to time, on any date without premium or penalty.

     2.4 Application of Payments. Borrower hereby agrees that all Note payments paid to Bank shall be applied: (1) to any costs which the Borrower is obligated to pay, (2) to any accrued but unpaid interest, and (3) to the principal Indebtedness of the Note.

     2.5 Default Interest. While any Event of Default exists hereunder or under the Note or any of the Loan Documents, in lieu of the interest rate provided in the Note, all sums owing by Borrower to Bank in connection with the Loan shall bear interest at the rate equal to three percent (3%) per annum in excess of the Prime Rate, accrued from the date of such Event of Default, but after any applicable grace period to cure certain Events of Default as provided herein, to the date on which such default is cured to the reasonable satisfaction of the Bank.

     2.6 Commitment Fee. On the date hereof Borrower shall have paid Bank a commitment fee equal to the amount of $50,000.00. If the Loan is fully repaid after four months from the date hereof, the Borrower shall be reimbursed $12,500.00 of this fee.

     2.7 Further Assurance. The Borrower shall, from time to time, execute and deliver, or cause to be executed and delivered, to the Bank such instruments, agreements, assignments, financing statements, continuation statements and other documents, and take or cause to be taken such actions as Bank may reasonably require, to provide Bank with and to perfect the security interests required hereunder and to establish and maintain the priority of such security interests and liens.

3.  COLLATERAL.
---------------

The Loan shall be secured by the following Collateral:

     3.1 Security Interest. The Bank shall have a valid and enforceable security interest evidenced by a security agreement and a UCC-1 financing statement covering and encumbering Borrower's Legal Contracts.

     3.2 Guaranty Agreement. In addition to the other collateral referenced in this Section 3, each Guarantor shall unconditionally guarantee the prompt payment and collection of the Indebtedness evidenced by the Notes.

4. CONDITIONS OF LENDING.
-------------------------

     4.1 Conditions Precedent to Closing and Advances Pursuant to Loan. The obligation of the Bank to perform this Agreement and to extend the Loan as described herein is subject to the performance of the following conditions precedent in form satisfactory to the Bank:

          4.1.1 Loan Documents. This Agreement, the Note, the Security Agreement, the Guaranty Agreements, financing statements and all other Loan Documents not specifically mentioned but heretofore required by the Bank shall have been duly executed, acknowledged (where appropriate) and delivered to the Bank, all in form and substance satisfactory to the Bank, and all such applicable documents shall have been properly recorded in all appropriate recording offices.

          4.1.2 Resolutions of Borrower and Guarantor. Resolutions of Borrower or Guarantor, as applicable, approving the execution, delivery and performance of this Agreement, the Notes, the Security Agreement, and all other Loan Documents to which each are a party and the transactions contemplated herein and therein, duly adopted by Borrower's board of directors or managers, as the case may be, and accompanied by a certificate of Borrower's secretary or assistant secretary or manager, as the case may be, stating that such Resolutions are true and correct, have not been altered or repealed and are in full force and effect shall have been delivered to the Bank.

          4.1.3 Incumbency Certificate of Borrower and Each Guarantor. A signed certificate of Borrower's and each Guarantor's secretary or assistant secretary or manager, as the case may be, which shall certify the name of the officers of Borrower or Guarantors, as the case may be, authorized to sign the Loan Document on behalf of Borrower or Guarantor to be executed by such Person and the other documents or certificates to be delivered by such Person pursuant to the Loan Documents, together with the true signatures of each of such Persons shall have been delivered to the Bank.

          4.1.4 Borrower and Guarantor Organizational Documents. A copy of the Certificate of Incorporation and current bylaws of Borrower and the Certificate of Incorporation and current bylaws or Articles of Organization and operating agreement of each Guarantor, as the case may be, and all amendments thereto, certified by a Responsible Officer as being true, correct and complete as of the date of such certification and the Certificate of Good Standing for Borrower and each Guarantor issued by the Secretary of State of the State of Oklahoma shall have also been delivered to the Bank.

          4.1.5 Financial Statements and other Information. The Borrower shall have furnished to the Bank such financial statements and other information and/or documents as the Bank shall have requested.

          4.1.6 No Default. No Events of Default shall have occurred and be continuing under this Agreement or the Loan Documents and the representation and warranties set forth herein and in all other Loan Documents shall be true and correct in all material respects.

          4.1.7 Compliance. Borrower shall comply with and shall continue to be in compliance with all material terms, covenants, warranties, and conditions of this Agreement and any other loan documents contemplated herein.

          4.1.8 No Adverse Effect. As of the date of making such Advance, no Material Adverse Effect has occurred since the date of the most recent financial statement submitted to Bank.

          4.1.9 Commitment Fee. Bank shall have received the Commitment Fee.

5. REPRESENTATIONS AND WARRANTIES.
   -------------------------------

To induce the Bank to extend the Loan and enter into this Agreement, Borrower represents and warrants to the Bank as of the date hereof and on any and all renewals and extensions thereof, as follows:


     5.1 Organization and Good Standing. Borrower is a corporation duly organized and existing in good standing under the laws of the State of Oklahoma and has the requisite power and authority to own its properties and assets and to transact the business in which it is engaged.

     5.2 Authorization and Power. Borrower has the requisite power and authority to execute, deliver and perform the Loan Documents. Borrower has taken all necessary corporate action to authorize such execution, delivery and performance of the Loan Documents. Borrower is and will continue to be duly authorized to perform the Loan Documents.

     5.3 Governmental Authorization. The execution, delivery, and performance by Borrower of this Agreement requires no approval of or filing with any Governmental Authorities.

     5.4 Binding Effect. This Agreement and the other Loan Documents, when duly executed and delivered, will constitute legal, valid, and binding obligations of Borrower, fully enforceable in accordance with their respective terms (subject to limitations on enforceability resulting from bankruptcy and other similar laws relating to creditor's rights and principles of equity) and will secure the payment and performance of the Loan as described herein.

     5.5 Financial Statements. The consolidated balance sheet of the Borrower and its Subsidiaries as of March 31, 2006 and the related consolidated statements of income and cash flows of the Borrower and its Subsidiaries for the three months then ended, and the accompanying footnotes, as included in the Borrower's Quarterly report on Form 10-Q as filed with the Securities and Exchange Commission, copies of which have been furnished to the Bank, are complete and correct and fairly present the consolidated financial condition of the Borrower and its Subsidiaries at such date and the consolidated results of the operations of the Borrower and it Subsidiaries for the period covered by such statements, all in accordance with GAAP consistently applied (subject to year-end adjustments in the case of the interim financial statements), and since March 31, 2006 there has been no material adverse change in the consolidated condition (financial or otherwise), business, or operations of the Borrower and its Subsidiaries. There are no liabilities of the Borrower or any Subsidiary, fixed or contingent, which are material but are not reflected in the financial statements or in the notes thereto, other than liabilities arising in the ordinary course of business since March 31, 2006.

     5.6 Labor Disputes and Acts of God. Neither the business nor the properties of the Borrower or any Subsidiary are affected by any fire, explosion, accident, strike, lockout, or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy, or other casualty (whether or not covered by insurance), which materially and adversely affects the business, properties, or the operations of the Borrower and its Subsidiaries, taken as a whole.

     5.7 Other Agreements. Neither the Borrower nor any Subsidiary of Borrower is a party to any indenture, loan, or credit agreement, or to any lease or other agreement or instrument or subject to any charter or corporate restriction which could have a Material Adverse Effect. Neither the Borrower nor any Subsidiary is in default in any respect in the performance, observance, or fulfillment of any of the obligations, covenants, or conditions contained in any agreement or instrument material to the Borrower's consolidated business.

     5.8 Title to Property. Borrower has good and marketable title to all of the Collateral referenced in Section 3 above, free and clear of all liens, pledges, restrictions, and encumbrances except for Permitted Liens.

     5.9 Litigation. Excluding the lawsuits and other proceedings disclosed by Borrower in the SEC reports, there are no pending legal or governmental actions, proceedings, or investigations to which Borrower is a party or to which any property of Borrower is subject which Borrower reasonably expects would result, in a Material Adverse Effect and to the best of Borrower's knowledge, no such actions or proceedings are threatened, in writing, or contemplated by governmental authorities or any other persons.

     5.10 No Defaults on Outstanding Judgments or Orders. The Borrower and its Subsidiaries have satisfied all judgments, and neither the Borrower nor any Subsidiary is in default with respect to any judgment, writ, injunction, or decree of any court, arbitrator, or federal, state, municipal, or other governmental authority, commission, board, bureau, agency, or instrumentally, domestic or foreign.

     5.11 Debt. The financial statements described in Section 4.1.5 contain a complete and correct list of all credit agreements, indentures, purchase agreements, guaranties, capital leases, and other investments, agreements, and arrangements presently in effect providing for or relating to extensions of credit (including agreements and arrangements for the issuance of letters of credit or for acceptance financing) in respect of which the Borrower or any Subsidiary is in any manner directly or contingently obligated; and the maximum principal or face amounts of the credit in question, outstanding or to be outstanding, are correctly stated, and all Liens of any nature given or agreed to be given as security therefore are correctly described or indicated in such financial statements.

     5.12 Conflicting Documents or Agreements. There are no provisions that have not been satisfied pursuant to existing real estate mortgages, indentures, leases, security agreements, contracts, notes, instruments, or any other agreements or documents binding on Borrower or affecting its properties, which would conflict with or in any way prevent the execution, delivery or performance of the Loan Documents by Borrower.

     5.13 Full Disclosure. There is no material fact that Borrower has not disclosed to Bank which could have a Material Adverse Effect. Neither the financial statements relied upon by the Bank, nor any certificate or statement delivered herewith or heretofore by Borrower to Bank in connection with the negotiations of this Agreement, contain any untrue statement of a material fact or omits to state any material fact necessary to keep the statements herein or therein from being misleading.

     5.14 No Default. No event has occurred and is continuing which constitutes an Event of Default or a Potential Default.


     5.15 Material Agreements. Borrower is not in default in any material respect under any contract, lease, loan agreement, indenture, mortgage, security agreement or other material agreement or obligation to which it is a party or by which any of its properties is bound.

     5.16 Principal Office. The principal place of business of Borrower in Oklahoma is at One Pre-Paid Way, Ada, Oklahoma 74820.


     5.17 ERISA.

          (a) No Reportable Event has occurred and is continuing with respect to any Plan;

          (b) PBGC has not instituted proceedings to terminate any Plan;

          (c) Neither  Borrower nor any duly appointed  administrator  of a Plan
     (i) has incurred any liability to PBGC with respect to any Plan other than for premiums not yet due or payable, or (ii) has instituted or intends to institute proceedings to terminate any Plan under Sections 4041 or 4041A of ERISA or withdraw from any Multi-Employer Pension Plan (as that term is defined in Section 3(37) of ERISA);

          (d) Each Plan of Borrower has been maintained and funded in all material respects in accordance with its terms and with all provisions of ERISA and the Code applicable thereto;

          (e)  Borrower  has  complied  with  all  applicable   minimum  funding
     requirements of ERISA and the Code with respect to each Plan;

          (f) There are no unfunded benefit liabilities (as defined in Section 4001(a)(18) of ERISA) with respect to any Plan of such Borrower which pose a risk of causing a Lien to be created in the assets of Borrower; and

          (g) No material prohibited transaction under the Code or ERISA has occurred with respect to any Plan of Borrower.

     5.18 Payment of Taxes. Borrower has filed all required federal, state and local tax returns and have paid all taxes as shown on such returns as they become due except those being contested in good faith and which have not resulted in any Liens.

     5.19 Survival Representations and Warranties. All representations and warranties by Borrower herein shall survive delivery of the Note and any investigation at any time made by or on behalf of Bank shall not diminish Bank's right to rely thereon.

6. AFFIRMATIVE COVENANTS.
   ----------------------

Until payment in full of the Note, and any renewals and extensions thereof, Borrower agrees, unless the Bank shall otherwise consent in writing, to perform or cause to be performed the following agreements:

     6.1 Applicable Laws. Borrower shall comply in all material respects with the requirements of all Laws applicable to it or to its business or property, except in such instances in which (i) such requirement of Law is being contested in good faith or a bona fide dispute exists with respect thereto; or (ii) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

     6.2 Annual Financial Statements. Borrower shall deliver to the Bank annual, audited financial statements within 90 days of its year-end, current within twelve months, all prepared in accordance with GAAP, consistently maintained and applied, and concurrent with the submission of the financial statements,
Borrower shall deliver a Compliance Certificate executed by a Responsible Officer stating that such person, after due inquiry, has no knowledge of an Event of Default and containing a computation of, and demonstrating compliance with, the financial covenants described in Section 8 below. The financial statements shall consist of, at least, consolidated balance sheets and consolidated statements of income and cash flows.

     6.3 Quarterly Financial Statements. Borrower shall deliver to the Bank quarterly, unaudited financial statements within 45 days after the end of each of Borrower's fiscal quarters (excluding the last fiscal quarter of Borrower's fiscal year), prepared in accordance with GAAP, consistently maintained and applied, and concurrent with the submission of the financial statements,
Borrower shall deliver a Compliance Certificate executed by a Responsible Officer stating that such person, after due inquiry, has no knowledge of an Event of Default and containing a computation of, and demonstrating compliance with, the financial covenants described in Section 8 below. The financial statements shall consist of, at least, consolidated balance sheets and consolidated statements of income and cash flows.

     6.4 Notice of  Litigation.  Borrower  shall deliver to the Bank within five
(5) days after the occurrence thereof (a) notice of any material developments associated with any and all actions, suits, and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting Borrower or any Subsidiary of Borrower in existence on the date hereof which could reasonably be expected to have a Material Adverse Effect and (b) notice of any additional actions, suits, and proceedings involving Borrower or any Subsidiary of Borrower which arise after the date hereof and which could reasonably be expected to have a Material Adverse Effect.

     6.5 Maintenance of Existence. Borrower shall preserve and maintain its corporate existence and all of each of its rights, privileges and franchises necessary or desirable in the normal conduct of its business, and conduct its business in an orderly and efficient manner consistent with good business practices.

     6.6 Books and Records; Inspections. Accurate books and records shall be kept by the Borrower, and the Bank will have the right to inspect, upon reasonable advance notice, any assets of the Borrower, and to examine and copy such books and records, to discuss the affairs, finances and accounts of the Borrower, and to be informed as to the same at such times and intervals as the Bank might reasonably request under its normal course of business.

     6.7 Taxes. All taxes, assessments, governmental charges and levies imposed on the Borrower and its assets, income and profits will be paid prior to the date on which penalties attach thereto.

     6.8 Title to Assets and Maintenance. Borrower shall defend and maintain title to all its material properties and assets. Borrower shall keep its assets, both real and personal, in good order and condition consistent with industry practice and shall make all necessary repairs, replacements and improvements required by the Leases.

     6.9 Additional Assurances. The Borrower agrees to execute, acknowledge and deliver to the Bank such instruments, documents, and any other items in a form acceptable to the Bank may reasonably require in order to more fully carry out the transactions contemplated herein.

     6.10 Performance of Obligations. The Borrower shall pay the Note according to the reading, tenor and effect thereof, and Borrower will do and perform every act and discharge all obligations provided herein to be performed and discharged or as contemplated hereby, at the time or times and in the manner specified.

     6.11 Expenses. The Borrower covenants and agrees to pay all costs and expenses required to satisfy the conditions of this Agreement. Further, the Borrower covenants and agrees to pay all costs and expenses incurred in (i) preparation for the closing hereof and for any subsequent waivers or amendments and (ii) in connection with the exercise of rights and remedies of Bank under the Loan Documents, including but not limited to Bank's fees of attorneys for Bank, to the extent permitted by Law.

     6.12 Payment of Liabilities. The Borrower shall pay all liabilities as they become due unless they are contested in good faith by appropriate actions or legal proceedings and the Borrower establishes adequate reserves therefor in accordance with recognized accounting principles consistently applied.

     6.13 Right to  Conduct  Business.  The  Borrower  shall take all  necessary actions to preserve its right to conduct business in any applicable jurisdictions and before all regulatory bodies; to obtain and retain all necessary Governmental Authorities approvals, consents, permits, licenses and certificates; to comply in all material respects with all valid and applicable statutes, rules and regulations; and to continue to conduct its businesses in substantially the same manner as such businesses is now conducted.

     6.14 Other Information. The Borrower will furnish to the Bank such other information concerning the financial status of the Borrower as the Bank may reasonably request.

     6.15 Regulation U Compliance. By action of its Board of Directors either before or as soon as practicable after any purchases, cause any and all shares of Borrower's common stock purchased with the proceeds of the Loan to be cancelled and retired to the status of authorized but unissued common stock.

7. NEGATIVE COVENANTS.
   -------------------

Prior to the payment in full of the Note and any renewals and extensions thereof, the Borrower agrees that, unless the Bank otherwise gives its prior consent in writing, the Borrower will not perform or permit to be performed any of the following acts:


     7.1 Negative Pledge. Except as provided herein, Borrower shall not create, incur, assume, or permit to exist Lien, or other encumbrances of any kind upon in, on, or to any of its assets except (a) liens for taxes or assessments or other governmental charges being contested in good faith and by appropriate proceedings, (b) liens in connection with workers compensation, unemployment insurance, or other social security obligations, (c) mechanic's, workmen's, materialmen's, landlord's, carrier's, or other like liens arising in the ordinary course of business with respect to obligations which are not due or which are being contested in good faith, (d) judgment and other similar liens arising in connection with court proceedings, provided the execution or other enforcement of such liens is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings, and
(e) purchase money security interests in office furnishings and office equipment acquired in the ordinary course of business, provided that such security interest shall attach only to the furnishings and equipment so purchased, and
(f) Liens securing Indebtedness of the Borrower disclosed to Bank in Borrower's financial statements described in Section 5.5.

     7.2 Sale of Assets. Borrower will not sell, enter into sale-lease back agreements, exchange or transfer title to any or all of its assets, except in the ordinary or normal course of business operations.

     7.3 Additional Indebtedness. Borrower will not incur, create, assume, suffer to exist or in any manner become or be liable in respect of any Indebtedness, nor will Borrower guarantee or otherwise in any manner become or be liable in respect of any Indebtedness, liabilities or other obligations of any other person or entity, whether by agreement to purchase the Indebtedness of any other person or entity or agreement for the furnishing of funds to any other person or entity through the purchase or lease of goods, supplies or services (or by way of stock purchase, capital contribution, advance or loan) for the purpose of paying or discharging the Indebtedness of any other Person or entity, or otherwise, except that the foregoing restrictions shall not apply to: (i) the Note and any renewal or increase thereof, or other Indebtedness of the Borrower heretofore disclosed to Bank in the Borrower's financial statements described in
Section 5.5; or (ii) taxes, assessments or other government charges which are not yet due or are being contested in good faith by appropriate action promptly initiated and diligently conducted, if such reserve as shall be required by GAAP shall have been made therefor and levy and execution thereon have been stayed and continue to be stayed; or (iii) Indebtedness (other than in connection with a loan or lending transaction) incurred in the ordinary course of business; or
(iv) any renewals or extensions (but not increases in) of any of the foregoing.

     7.4 Name, Fiscal Year and Accounting Method. Borrower shall not change its name or its method of accounting without providing Bank with three (3) month's prior written notice. Further, in regard to a name change, Borrower shall have taken such action as the Bank deems necessary to continue the perfection of any Liens securing payment of the Indebtedness.

     7.5 Dividends and Distributions. Borrower shall not declare, pay or make, whether in cash or property, or set aside or apply any money or assets to pay or make any dividend or other distribution with respect to its capital stock or purchase shares of its capital stock, which during any fiscal quarter, on a combined basis, would exceed fifty percent (50%) of the Borrower's cumulative net income for all previous fiscal quarters beginning July 1, 2004 less any dividends or distributions or stock purchases in such previous fiscal quarters. To the extent, Borrower does not utilize its availability to make a dividend or purchase capital stock in any given quarter such amount not so utilized shall be available in subsequent quarterly periods. Provided further, Borrower shall not be permitted to make any dividend or purchase any shares (including those permitted by the next proviso) if the payment of the dividend or purchase of stock shall create an Event of Default. Provided, further that any stock purchases funded by the Loan shall not be subject to such limitation.

     7.6 Loans or Advances. Borrower shall not make or permit to remain outstanding any loans or advances made by it to or in any person or entity, except that the foregoing restriction shall not apply to: (i) loans or advances the material details of which have been set forth in the financial statements of the Borrower heretofore furnished to Bank; or (ii) advances made in the ordinary course of Borrower's business to any Subsidiary or sales associate or employees for travel or similar expenses; or (iii) loans to employees for option exercises; provided, however, such loans for option exercises shall not involve an actual advance of cash to any such employee; or (iv) loans or advance to Subsidiaries to satisfy regulatory requirements of Governmental Authorities.

     7.7 Discontinuance of Business Lines. Borrower shall not discontinue any line of business which would have a Material Adverse Effect.

     7.8 Mergers and Acquisitions. Borrower will not: (i) consolidate or merge with or into any other Person, except that Borrower may merge with another Person if such Borrower is the surviving entity in such merger and if, after giving effect thereto, no default or Event of Default shall have occurred and be continuing or (ii) acquire or create any additional subsidiaries.

     7.9 Transactions With Affiliates. Borrower shall not enter into any transaction, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate, or permit any Subsidiary to enter into any transaction, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate, except in the ordinary course of and pursuant to the reasonable requirements of the Borrower's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate.

8. FINANCIAL COVENANTS.
   --------------------

Prior to the payment in full of the Note and any renewals and extensions thereof, the Borrower agrees that, unless the Bank otherwise gives its prior consent in writing, the Borrower will perform or permit to be performed (or not perform or not permit to be performed, as the case may be) any of the following acts:


     8.1 Debt Coverage Ratio. Borrower's Debt Coverage Ratio, calculated on a consolidated basis and in accordance with GAAP, shall not be less than 110%, calculated on a quarterly basis.

     8.2 Retention Rate. Borrower shall maintain, on a consolidated basis, a rolling twelve (12) month average retention rate of membership contracts in place for greater than eighteen (18) months of not less than seventy percent (70%), calculated on a quarterly basis.

     8.3 Cancellation Rate. Borrower's cancellation rate on contracts less than or equal to twelve (12) months old, on a consolidated basis, shall not exceed 45% on a trailing twelve (12) month basis, measured on a quarterly basis.

     8.4 Tangible Net Worth. Borrower's Tangible Net Worth (as hereafter defined), determined on a consolidated basis and in accordance with GAAP, shall not fall below $25,000,000. For purposes hereof, the term Tangible Net Worth shall be defined in accordance with GAAP; provided, however, such definition shall exclude the amount of adjustments to net worth, as required by GAAP, relating to changes in Borrower's securities portfolio.

9. EVENTS OF DEFAULT.
   ------------------

The following shall constitute Events of Default hereunder and under each of the Loan Documents:


     9.1 Nonpayment of Note. Failure to make any payment when due of any principal due and owing on the Note.

     9.2 Nonpayment of Interest. Failure to make any payment when due of any interest on the Note.

     9.3 Other Nonpayment. Borrower or any Guarantor fails to make any payment when due, other than as set forth in Sections 9.1 and 9.2 above, of any amount payable to the Bank under the terms of this Agreement, the Note, the Loan Documents or any other obligation or agreement between the Borrower and any financial institution.

     9.4 Breach of Covenants. Default by Borrower or any Guarantor in the performance or observance of any covenant or agreement contained in this Agreement, the Note, the Security Agreement, or any of the other Loan Documents not specifically set forth in this paragraph other than as set forth in Section 9.13, or any agreement in connection therewith, or under the terms of any other instrument delivered to the Bank in connection with this Agreement.

     9.5 Representations and Warranties. Any representation or warranty herein, or any representation, statement, certificate, schedule or report made or furnished to the Bank on behalf of Borrower or any Guarantor, proves to be false or erroneous in any material respect at the time of making thereof.

     9.6 Insolvency. Borrower or any Guarantor: (i) applies for or consents to the appointment of a receiver, trustee or liquidator of the properties of Borrower; (ii) admits in writing the inability to pay debts as they mature;
(iii) makes a general assignment for the benefit of creditors; or (iv) has any significant portion of its assets or property placed in the hands of a receiver, trustee or other officers or representatives of a court or of creditors.

     9.7 Voluntary Bankruptcy. Borrower or any Guarantor shall be adjudged bankrupt, or any voluntary proceeding shall be instituted by Borrower in insolvency or bankruptcy, or for readjustment, extension or composition of debts or for any other relief of debtors.

     9.8 Involuntary Bankruptcy. Any involuntary proceeding shall be instituted against Borrower or any Guarantor in insolvency or for readjustment, extension, or composition of debts, which proceeding is not dismissed within ninety (90) days from the filing of the commencement of the same.

     9.9 Creditor's Proceedings. The institution of any levy or attachment against the assets of Borrower or any Guarantor and such levy or attachment shall continue in place and in effect for a period of 60 consecutive days without being vacated, discharged, satisfied, stayed, or removed.

     9.10 Monetary Judgments. One or more final or appealable judgments, decrees, or orders for the payment of money in excess of $500,000.00 in the aggregate shall be rendered against Borrower or any Guarantor and such judgments, decrees, or orders shall continue unsatisfied and in effect for a period of 30 consecutive days without being vacated, discharged, satisfied, or stayed or bonded pending appeal, except judgments described in the financial statements referred to in Section 5.5 hereof.

     9.11 Borrower Dissolution. The occurrence of any act causing a dissolution or loss of legal existence of Borrower.

     9.12 Harland Stonecipher. Harland Stonecipher shall ever cease to hold the title of Chairman and Chief Executive Officer or comparable title and position with Borrower for a period of 90 consecutive days.

     9.13 Financial Covenants. Default shall be made in respect of those covenants set forth in Section 8 of the Agreement, FINANCIAL COVENANTS.

     9.14 Other Defaults. Default shall be made in respect of any obligation for borrowed money in excess of $100,000.00, entered into by Borrower or any Guarantor and any other financial institution or lender, for which Borrower is liable (directly, by assumption, as guarantor or otherwise), or any obligations secured by any mortgage, pledge or other security interest, lien, charge or encumbrance with respect thereto, on any asset or property of Borrower in respect of any agreement relating to any such obligations unless Borrower is not liable for same (i.e., unless remedies or recourse for failure to pay such obligations is limited to foreclosure of the collateral security therefor), and if such default shall continue for more than thirty (30) days from the date of default.

10.  REMEDIES.
     ---------

     10.1 Immediate Acceleration. Upon the occurrence of an Event of Default specified in Sections 9.6, 9.7, 9.8, 9.9 and 9.10 immediately and without notice, (i) all obligations hereunder and under the Notes shall automatically become immediately due and payable, without presentment, demand, protest, notice of protest, default or dishonor, notice of intent to accelerate maturity, notice of acceleration of maturity or other notice of any kind, except as may be provided to the contrary elsewhere herein, all of which are expressly waived by the Borrower, and (ii) the Bank is hereby authorized at any time and from time to time, without notice to the Borrower (and any such notice being expressly waived by the Borrower), to set-off and apply any and all deposits of the Borrower (general or special, time or demand, provision or final) held by Bank owing by Bank to or for the credit or account of the Borrower against any and all of the debt evidenced by the Note or other obligations set forth in any Loan Document.

     10.2 No Cure or Notice. Upon the occurrence of an Event of Default specified in Sections 9.11 and 9.13, the Bank may declare all debt evidenced by any and all Loan Documents to be immediately due and payable without presentment, demand, protest, notice of protest, default or dishonor, notice of intent to accelerate maturity, notice of acceleration of maturity or other notice of any kind, except as may be provided to the contrary elsewhere herein, all of which are hereby expressly waived by the Borrower, and in such event, the Bank is hereby authorized at any time and from time to time, without notice to the Borrower (any such notice being expressly waived by the Borrower), to set-off and apply any and all deposits containing funds of the Borrower (general or special, time or demand, provision or final) held by Bank, and any and all other indebtedness at any time owing by Bank or to or for credit or account of the Borrower against any and all of the debt evidenced by any Loan Document. In the event Borrower is diligently pursuing a cure to any Event of Default but such cure cannot be accomplished within the time periods set forth herein, the Bank may, in its sole discretion, extend any such cure period.

     10.3 Five Day Notice and Demand. Upon the occurrence of an Event of Default specified in Sections 9.1, 9.2, 9.3, and 9.5 Borrower shall have five (5) business days to cure such failure to make payment without notice. In the event Borrower shall fail to effectuate such a cure, the Bank may declare all debt evidenced by any and all Loan Documents to be immediately due and payable without presentment, demand, protest, notice of protest, default or dishonor, notice of intent to accelerate maturity, notice of acceleration of maturity or other notice of any kind, except as may be provided to the contrary elsewhere herein, all of which are hereby expressly waived by the Borrower, and in such event, the Bank is hereby authorized at any time and from time to time, without notice to the Borrower (any such notice being expressly waived by the Borrower), to set-off and apply any and all deposits containing funds of the Borrower (general or special, time or demand, provision or final) held by Bank, and any and all other indebtedness at any time owing by Bank or to or for credit or account of the Borrower against any and all of the debt evidenced by any Loan Document. In the event Borrower is diligently pursuing a cure to any Event of Default but such cure cannot be accomplished within the time periods set forth herein, the Bank may, in its sole discretion, extend any such cure period.

     10.4 Thirty Day Notice and Demand. Upon the occurrence of an Event of Default other than those specified in the sections referenced in Section 10.1,
10.2 and 10.3 above, Borrower shall have thirty (30) days after receiving written notification from the Bank of the Event of Default to cure such default. In the event Borrower shall fail to effectuate such a cure, the Bank may declare all debt evidenced by any and all Loan Documents to be immediately due and payable without presentment, demand, protest, notice of protest, default or dishonor, notice of intent to accelerate maturity, notice of acceleration of maturity or other notice of any kind, except as may be provided to the contrary elsewhere herein, all of which are hereby expressly waived by the Borrower, and in such event, the Bank is hereby authorized at any time and from time to time, without notice to the Borrower (any such notice being expressly waived by the Borrower), to set-off and apply any and all deposits containing funds of the Borrower (general or special, time or demand, provision or final) held by Bank, and any and all other indebtedness at any time owing by Bank or to or for credit or account of the Borrower against any and all of the debt evidenced by any Loan Document. In the event Borrower is diligently pursuing a cure to any Event of Default but such cure cannot be accomplished within the time periods set forth herein, Bank may, in its sole discretion, extend any such cure period.

     10.5 Other Rights. Subject to the provisions of this Agreement and after the giving of any required notice and the expiration of any applicable cure period, upon the occurrence of any Event of Default the Bank may, in addition to the foregoing, exercise any or all of its rights and remedies provided by law or pursuant to any other Loan Document.

     10.6 Cumulative Remedies. No failure on the part of the Bank to exercise and no delay in exercising any right hereunder shall operate as a waiver hereof, nor shall any single or partial exercise by Bank of any right hereunder preclude any other or further right of exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not alternative.

11. GENERAL CONDITIONS.
    -------------------

The  following  conditions  shall  be  applicable  throughout  the  term of this
Agreement:


     11.1 Notices. All notices hereunder shall be in writing and shall be deemed to have been sufficiently given or served for all purposes when presented as set forth below to any party hereto at the following address:

                  To Borrower:              Pre-Paid Legal Services, Inc..
                                            One Pre-Paid Way
                                            Ada, Oklahoma  74820
                                            Telecopier number: 580/436-7410
                 Attn: Steve Williamson, Chief Financial Officer

                  To Bank:          BANK OF OKLAHOMA, N.A.
                                            201 Robert S. Kerr
                                            P.O. Box 24128
                                            Oklahoma City, Oklahoma 73124
                                            Telecopier number: 405/272-2588
                Attn: Laura Christofferson, Senior Vice President

or at such other address of which it shall have notified the party giving such notice in writing. Any notice, demand or communication under or in connection with this Loan Agreement shall be deemed effective when received by the party to whom addressed in the case of personal delivery, telefax, or by telex wire, or if sent by mail shall be deemed effective three business days after deposited in any post office of the United States Post Office Department, registered or certified mail, postage fully prepaid, return receipt requested.

     11.2 Amendment; Waiver. This Agreement may not be amended, modified, waived, discharged or terminated in any way, except by an instrument in writing executed by all parties hereto.

     11.3 Governing Law. This Agreement, the Note, the Loan Documents and all other documents issued and executed hereunder shall be deemed to be a contract made under the laws of the State of Oklahoma and shall be construed by and governed in accordance with the laws of the State of Oklahoma.

     11.4 Prohibition Against Assignment. Borrower shall not assign nor transfer voluntarily or by operation of law, or otherwise dispose of this Agreement or any rights hereunder, however the Bank shall have full right and power to assign this Agreement. An assignment or transfer in violation of this provision shall be invalid, and an assignment or transfer by operation of law shall be deemed to be an invalid transfer.

     11.5 Indemnification. The Borrower agrees to indemnify and hold harmless the Bank (or any participant in the Loan) and each of its affiliates and its respective officers, directors, trustees, employees, agents, and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities, costs, and expenses (including reasonable attorneys' fees, disbursements and other charges) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including in connection with any investigation, litigation, or proceeding and regardless of whether such Indemnified Party is a party thereto or preparation of defense in connection therewith) the Loan Documents or any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Loan, except to the extent such claim, damage, loss, liability, cost, or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted solely from such Indemnified Party's bad faith, negligence or willful misconduct, or failure to comply with any of its obligations under the Loan Documents. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 11.5 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Person. The Borrower agrees not to assert any claim against any Indemnified Party on any theory of liability, for special, indirect, consequential, or punitive damages arising out of or otherwise relating to the Loan Documents, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Loan.

     11.6 Entire Agreement. This Agreement, the Note, the Loan Documents and the other instruments, statements or documents described herein constitute the entire agreement between Borrower and Bank, with any and all prior agreements and understandings being canceled and merged herein.

     11.7 Severability. In case any one or more of the provisions contained in this Agreement, the Note or any other Loan Documents should be deemed invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of such provision or provisions will not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein and therein will not in any way be affected or impaired thereby.

     11.8 Captions. The captions and headings of this loan agreement are for convenience only and in no way define, limit or describe the scope or intent of any provision of this Agreement.

     11.9 Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

     11.10 Contrary Provisions. The terms and conditions of this Agreement shall govern and control any and all contrary provisions of the Loan Documents.

     11.11  Counterpart.   This  Agreement  may  be  executed  in  one  or  more
counterpart and all such counterparts shall be construed together as the Agreement.

     11.12 Waiver of Jury Trial. Borrower waives trial by jury in any action or proceeding to which Borrower and Bank may be parties, arising out of, in connection with or in any way pertaining to, this Agreement, the mortgage or any of the other Loan Documents. It is agreed and understood that this waiver constitutes a waiver of trial by jury of all claims against all parties to such action or proceedings, including claims against parties who are not parties to this note. This waiver is knowingly, willingly and voluntarily made by Borrower, and Borrower hereby represents that no representations of fact or opinion have been made by any individual to induce this waiver of trial by jury or to in any way modify or nullify its effect. Borrower further represents and warrants that it has been represented in the signing of this Agreement and in the making of this waiver by independent legal counsel, or has had the opportunity to be represented by independent legal counsel selected of its own free will, and that it has had the opportunity to discuss this waiver with counsel.



         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

                                   PRE-PAID LEGAL SERVICES, INC.
                                   an Oklahoma corporation


                                   /s/ Randy Harp
                                   ---------------------------------------------
                                       By:  Randy Harp
                                       Title:  COO




<

                                   BANK OF OKLAHOMA, N.A.


                                   /s/ Laura Christofferson
                                   ---------------------------------------------
                                   By: Laura Christofferson
                                   Title: Senior Vice President














                                    EXHIBIT A


                                 PROMISSORY NOTE


$10,000,000.00  Oklahoma City, Oklahoma

     FOR VALUE RECEIVED, PRE-PAID LEGAL SERVICES, INC., an Oklahoma corporation (the "Maker") promises to pay to the order of BANK OF OKLAHOMA, N.A., a national banking association ("Bank") at the office of Bank of Oklahoma, N.A. (the "Bank") in Oklahoma City, Oklahoma, which is located at 201 Robert S. Kerr Ave., or such other place as may be designated in writing by the Bank, the principal sum of Ten Million and No/100 Dollars ($10,000,000.00), or so much thereof as shall be disbursed, together with interest at the rate stated herein on such outstanding principal amount, and on any past due interest payments, payable as follows:

          This Note is subject to the terms and conditions of that certain Loan Agreement of even date herewith, between the undersigned and Bank of Oklahoma, N.A. (as amended, the "Loan Agreement"), which terms and conditions are hereby incorporated by reference herein and shall be controlling over any provision of this Note to the contrary. Reference is hereby made to the Loan Agreement for a statement of the calculation and computation of the rate of interest charged on amounts outstanding under this Note, for a statement of repayment and prepayment rights and obligations of Maker, for a statement of the terms and conditions under which the due date of this Note may be accelerated and for statements regarding other matters affecting this Note (including without limitation the obligations of the holder hereof to advance funds hereunder, exercise of rights and remedies, payment of attorneys' fees, court costs and other costs of collection and certain waivers by Maker and others now or hereafter obligated for payment of any sums due hereunder). Upon the occurrence of an Event of Default, as that term is defined in the Loan
     Agreement, and after the expiration of any grace or cure period as set forth in the Loan Agreement, the holder hereof (i) may declare forthwith to be entirely and immediately due and payable the principal balance hereof and the interest accrued hereon, and (ii) shall have all rights and remedies of the Bank under the Loan Agreement and Loan Documents. This Note may be prepaid in accordance with the terms and provisions of the Loan Agreement. Capitalized terms not otherwise defined herein shall be defined as set forth in the Loan Agreement.

     This Note is the Note, as such term is defined in the Loan Agreement.

     This Note is to be construed according to the laws of the State of Oklahoma.

     The undersigned agrees that if, and as often as, this Note is placed in the hands of an attorney for collection or to defend or enforce any of the holder's rights hereunder, the undersigned will pay to the holder hereof its reasonable attorney's fees, together with all court costs and other expenses paid by such holder.

     All payments on this Note shall be made in legal tender of the United States of America or other immediately available funds at the Bank's or other holder's address as shown herein or otherwise indicated and any such payment will not be deemed to have been made until it is received by the holder of this
Note in collected funds.

     All agreements between the undersigned and the holder are expressly limited so that in no event whatsoever, whether by reason of disbursement of the proceeds hereof or otherwise shall the amount of interest or finance charge (as defined by the laws of the State of Oklahoma) paid or agreed to be paid by the undersigned to the holder hereof exceed the highest lawful contractual rate of interest or the maximum finance charge permissible under the law which a court of competent jurisdiction, by final non-appealable order, determines to be applicable hereto. If fulfillment of any agreement between the undersigned and the holder hereof, at the time the performance of such agreement becomes due, involves exceeding such highest lawful contractual rate or such maximum permissible finance charge, then the obligation to fulfill the same shall be reduced so such obligation does not exceed such highest lawful contractual rate or maximum permissible finance charge. If by any circumstance the holder shall ever receive as interest or finance charge an amount which would exceed the amount allowed by applicable law, the amount which may be deemed excessive shall be deemed applied to the principal of the indebtedness evidenced hereby and not to interest. All interest and finance charges paid or agreed to be paid to the holder hereof shall be prorated, allocated and spread throughout the full period of this Note. The terms and provisions of this paragraph shall control all other terms and provisions contained herein and in any other documents executed in connection herewith. If any provision of this Note, or the application thereof to any party or circumstance is held invalid or unenforceable, the remainder of this Note and the application of such provision to other parties or circumstances shall not be affected thereby, provisions of this Note being severable in any such instance.

     The makers, endorsers, sureties, guarantors and all other persons who may become liable for all or any part of this obligation severally waive presentment for payment, protest and notice of nonpayment. Said parties consent to any extension of time (whether one or more) of payment hereof, any renewal (whether one or more) hereof, and any release of any such party liable for payment of this note without notice to any such party and without discharging the said party's liability hereunder.

     The failure of the holder hereof to exercise any of the remedies or options set forth in this Note or in any instrument securing payment hereof, upon the occurrence of one or more of the Events of Default shall not constitute a waiver of the right to exercise the same or any other remedy at any subsequent time in respect to the same or any other Event of Default. Acceptance by the holder hereof of any payment which is less than the total of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the foregoing remedies or options at that time or at any subsequent time, or nullify any prior exercise of any such remedy or option, without the express consent of the holder hereof, except as and to the extent otherwise provided by law.






     IN WITNESS WHEREOF, the undersigned has executed this instrument effective as of June 6, 2006.


                                   PRE-PAID LEGAL SERVICES, INC.,
                                   an Oklahoma Corporation:


                                   By:
                                      ------------------------------------------
                                      Name: Randy Harp
                                      Title: COO









                                    EXHIBIT B


                         FORM OF COMPLIANCE CERTIFICATE


                               _________ __, 2006


BANK OF OKLAHOMA, N.A.
201 Robert S. Kerr Ave.
P.O. Box 24128 Oklahoma City, Oklahoma 73124
Attn:  Laura Christofferson, Senior Vice President


     Re: Loan Agreement dated as of June 6, 2006, by and between Pre-Paid Legal Services, Inc. and Bank of Oklahoma, N.A (the "Loan Agreement")


Ladies and Gentlemen:


Pursuant to the applicable requirements of the Loan Agreement, the undersigned, as a Responsible Officer of Borrower, hereby certifies to you the following information as true and correct as of the date hereof or for the period indicated, as the case may be.


1.No Potential Default or Event of Default exists as of the date hereof or has occurred since the date of our previous certification to you, if any.


2.The following Potential Defaults or Events of Default exist as of the date hereof or have occurred since the date of our previous certification to you, if any, and the actions set forth below are being taken to remedy such circumstances:


3.The  compliance of the Borrowers with the Debt Coverage Ratio, as of the close
of  business  on  ____________________________________,   is  evidenced  by  the
following:


Section 8.1: Debt Coverage Ratio
             -------------------


Required                                                          Actual
--------                                                          ------

1.10:1.00                                                      1.____:1.____


Section  8.2:Retention  Rate (12  month  average  in place for  greater  than 18
             -------------------------------------------------------------------
months)
-------


Required                                                          Actual
--------                                                          ------

70%                                                                 ___%







Section 8.3:Cancellation Rate (on contracts less than or equal to 12 months)
            ----------------------------------------------------------------


Required                                                          Actual
--------                                                          ------

45%                                                                __%


Section 8.4: Tangible Net Worth
             ------------------


Required                                                          Actual
--------                                                          ------

At least $25,000,000

4.No material adverse change in Borrower's ability to repay the Loan has occurred since the date of the Financial Statements dated as of ---------------.



     Each capitalized term used but not defined herein shall have the meaning assigned to such term in the Loan Agreement.

                                   PRE-PAID LEGAL SERVICES, INC.
                                   an Oklahoma corporation


                                       -----------------------------------------
                                   By:
                                       -----------------------------------------
                                   Title:
                                       -----------------------------------------














                                    EXHIBIT C


                               SECURITY AGREEMENT


THIS SECURITY AGREEMENT, dated as of June 6, 2006, made by PRE-PAID LEGAL SERVICES, INC., an Oklahoma corporation, (the "Pledgor" and, sometimes, "Company"), in favor of BANK OF OKLAHOMA, N.A., a national banking association (hereinafter referred to as "Bank".


BACKGROUND: The Company and the Bank have entered into a Loan Agreement of even date herewith (said Agreement, as it may hereafter be amended or otherwise modified from time to time, being the "Loan Agreement"). It is a material condition precedent to the making of advances by the Bank under the Loan Agreement that the Company make the pledge and grant the assignment and security interest contemplated by this Agreement. In the ordinary course of its business, the Borrower enters into legal service contracts with customers whereby the customer pays periodic membership fees and the Borrower provides certain specified legal services if and to the extent the customer needs such services. In approximately sixteen (16) states, the Borrower's contracts are regulated as insurance instruments and/or pursuant to special statutory provisions relating to legal services programs. In other jurisdictions, there is no such governmental regulation of the contracts. All of the Borrower's contracts, which are not regulated, are referred to herein as the "Contracts".


THEREFORE, in order to induce the Bank to make advances under the Loan Agreement, the Company agrees with the Bank as follows:


Section 1. Definitions. All capitalized terms used herein without definitions shall have the respective meanings provided therefor in the Loan Agreement. The term "State," as used herein, means the State of Oklahoma. All terms defined in
Article 9 of the Uniform Commercial Code of the State and used herein shall have the same definitions herein as specified therein. The term "Obligations," as used herein, means all of the indebtedness, obligations, and liabilities of the Company to the Bank, individually or collectively, whether direct or indirect, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising under or in respect of the Loan Agreement, and any promissory notes or other instruments or agreements executed and delivered pursuant thereto or in connection therewith or this Agreement, and the term "Event of Default," as used herein, means the failure of the Company to pay or perform any of the Obligations as and when due to be paid or performed under the terms of the Loan Agreement, or the occurrence of any Default or Event of Default, as those terms are defined in the Loan Agreement.


Section 2. Grant of Security Interest. The Company hereby grants to the Bank, to secure the payment and performance in full of all of the Obligations, a security interest in and so pledges and assigns to the Bank all right, title and interest of Borrower in and to the Contracts, whether now owned or hereafter acquired or arising, and all proceeds and products thereof and all rights to receive payments from members and/or to receive any other payments or revenues of any nature whatsoever pursuant to the terms of the Contracts or otherwise associated with the Contracts (all of the foregoing being hereinafter called the "Collateral") and proceeds of the Collateral.


Section 3. Authorization to File Financing Statements. The Company hereby irrevocably authorizes the Bank at any time and from time to time to file in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that describe the Collateral and contain any other information required by Article 9 of the Uniform Commercial Code of the State for the sufficiency or filing office acceptance of any financing statement or amendment, including whether the Company is an organization, the type of organization and any organization identification number issued to the Company. The Company agrees to furnish any such information to the Bank promptly upon request. The Company also ratifies its authorization for the Bank to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.


Section 4. Representations and Warranties Concerning Company's Legal Status. The Company has previously delivered to the Bank a certificate signed by the Company and entitled "Perfection Certificate" (the "Perfection Certificate"). The Company represents and warrants to the Bank as follows: (a) the Company's exact legal name is that indicated on the Perfection Certificate and on the signature page hereof, (b) the Company is an organization of the type and organized in the jurisdiction set forth in the Perfection Certificate, (C) the Perfection Certificate accurately sets forth the Company's organizational identification number or accurately states that the Company has none, (d) the Perfection Certificate accurately sets forth the Company's place of business or, if more than one, its chief executive office as well as the Company's mailing address if different, and (e) all other information set forth on the Perfection Certificate pertaining to the Company is accurate and complete.


Section 5. Covenants Concerning Company's Legal Status. The Company covenants with the Bank as follows: (a) without providing at least 30 days prior written notice to the Bank, the Company will not change its name, its place of business or, if more than one, chief executive office, or its mailing address or organizational identification number if it has one, (b) if the Company does not have an organizational identification number and later obtains one, the Company shall forthwith notify the Bank of such organizational identification number, and (c) the Company will not change its type of organization, jurisdiction of organization, or other legal structure.


Section 6. Representations and Warranties Concerning Collateral, Etc. The Company further represents and warrants to the Bank as follows: (a) the Company is the owner of the Collateral, free from any adverse lien, security interest, or other encumbrance, except for the security interest created by this Agreement and the security interest in favor of the Bank as Agent in regard to that certain $31,500,000 loan to the Borrower from various lenders dated as of September 19, 2003,, (b) all lists and other supporting documentation furnished to the Bank with respect to the Contracts is true and correct in all material respects; and (c) all other information set forth on the Perfection Certificate pertaining to the Collateral is accurate and complete.


Section 7. Covenants Concerning Collateral, Etc. The Company further covenants with the Bank as follows: (a) except for the security interest herein granted and the security interest in favor of the Bank as Agent in regard to that certain $31,500,000 loan to the Borrower from various lenders dated as of September 19, 2003, the Company shall be the owner of the Collateral free from any lien, security interest, or other encumbrance, and the Company shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Bank, (b) the Company shall not pledge, mortgage, or create, or suffer to exist a security interest in the Collateral in favor of any person other than the Bank and the security interest in favor of the Bank as Agent in regard to that certain $31,500,000 loan to the Borrower from various lenders dated as of September 19, 2003, (c) the Company will fully perform all of its obligations under the Contracts, (d) as provided in the Loan Agreement, the Company will permit the Bank to inspect the books and records associated with the Collateral at any reasonable time, wherever located,
(e) the Company will pay promptly when due all taxes, assessments, governmental charges, and levies upon the Collateral or incurred in connection with the Contracts or incurred in connection with this Agreement, (f) the Company will continue to operate its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state, and local statutes and ordinances, and (g) the Company will not sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral or any interest therein.


     7.1Expenses Incurred by Bank. In its discretion, the Bank may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, and pay any necessary filing fees or other amounts necessary to preserve the value associated with the Contracts. The Company agrees to reimburse the Bank on demand for any and all expenditures so made. The Bank shall have no obligation to the Company to make any such expenditures, nor shall the making thereof relieve the Company of any default.


     7.2Bank's Obligations and Duties. Anything herein to the contrary notwithstanding, the Company shall remain liable under all Contracts and shall perform all obligations to be observed or performed by the Company thereunder. The Bank shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Bank of any payment relating to any of the Collateral, nor shall the Bank be obligated in any manner to perform any of the obligations of the Company under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Bank in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance, or to collect the payment of any amounts which may have been assigned to the Bank or to which the Bank may be entitled at any time or times. The Bank's sole duty with respect to the custody, safe keeping, and physical preservation of the Collateral in its possession, shall be to deal with such Collateral in the same manner as the Bank deals with similar property for its own account.


Section 8. Contracts and Deposits. The Bank may at any time following and during the continuance of an Event of Default, at the option of the Bank transfer to the Bank the Collateral, receive any income thereon, and hold such income as additional Collateral or apply it to the Obligations. Whether or not any Obligations are due, the Bank may following and during the continuance of an Event of Default demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from the Bank to the Company may at any time be applied to or set off against any of the Obligations.


Section 9. Control of Collateral Proceeds. If an Event of Default shall have occurred and be continuing, the Company shall, at the request of the Bank, take any action requested by the Bank required by the Agreement to ensure that the Bank obtains the full and immediate control of the Collateral. After the making of such a request or the giving of any such notification, the Company shall hold any proceeds associated with the Contracts as trustee for the Bank without commingling the same with other funds of the Company and shall turn the same over to the Bank, in the identical form received, together with any necessary endorsements or assignments. The Bank shall apply the proceeds associated with the Contracts to the Obligations, such proceeds to be immediately entered after final payment in cash or other immediately available funds of the items giving rise to them.


Section 10. Power of Attorney.


     10.1 Appointment and Powers of Bank. The Company hereby irrevocably constitutes and appoints the Bank and any officer or agent thereof, with full power of substitution as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of the Company or in the Bank's own name for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of the Company, without notice to or assent by the Company, to do the following:


          (a)upon the occurrence and during the continuance of an Event of Default, to sell, transfer, pledge, make any agreement with respect to, orotherwise deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of the State of Oklahoma and as fully and completely as though the Bank were the absolute owner thereof for all purposes, and to do at the Company's expense, at any time, or from time to time, all acts and things which the Bank deems necessary to protect, preserve, or realize upon the Collateral and the Bank's security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as the Company might do; and


          (b)to the extent that the Company's authorization given in Section 3 is not sufficient, to file such financing statements with respect hereto,with or without the Company's signature, or a photocopy of this Agreement in substitution for a financing statement, as the Bank may deem appropriate and to execute in the Company's name such financing statements and amendments thereto and continuation statements which may require the Company's signature.


     10.2 Ratification by Company. To the extent permitted by law, the Company hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.


     10.3 No Duty on Bank. The powers conferred on the Bank hereunder are solely to protect the interests of the Bank in the Collateral and shall not impose any duty upon it to exercise any such powers. The Bank shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Company for any act or failure to act, except for Bank's own gross negligence or willful misconduct.


Section 11. Remedies. If an Event of Default shall have occurred and be continuing, the Bank may, without notice to or demand upon the Company, declare this Agreement to be in default, and the Bank shall thereafter have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code of the State of Oklahoma. The Bank may in its discretion require the Company to assemble all or any part of the Collateral at such location or locations within the jurisdiction(s) of the Company's principal office(s) or at such other locations as the Bank may reasonably designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Bank shall give to the Company at least five business days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. The Company hereby acknowledges that five business days prior written notice of such sale or sales shall be reasonable notice. In addition, the Company waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Bank's rights hereunder, including, without limitation, their right following an Event of Default to take immediate possession of the Collateral and to exercise its rights with respect thereto.


Section 12. Standards for Exercising Remedies. To the extent that applicable law imposes duties on the Bank to exercise remedies in a commercially reasonable manner,  the  Company  acknowledges  and  agrees  that  it is  not  commercially unreasonable for the Bank (a) to fail to incur expenses reasonably deemed significant by the Bank to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third-party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third-party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as the Company, for expressions of interest in acquiring all or any portion of the Collateral, (9) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties,
(k) to purchase insurance or credit enhancements to insure the Bank against risks of loss, collection, or disposition of Collateral or to provide to the Bank a guaranteed return from the collection or disposition of Collateral, or
(I) to the extent deemed appropriate by the Bank, to obtain the services of other brokers, investment bankers, consultants, and other professionals to assist the Bank in the collection or disposition of any of the Collateral. The Company acknowledges that the purpose of this Section 12 is to provide nonexhaustive indications of what actions or omissions by the Bank would not be commercially unreasonable in the Bank's exercise of remedies against the Collateral and that other actions or omissions by the Bank shall not be deemed commercially unreasonable solely on account of not being indicated in this
Section 12. Without  limitation  upon the foregoing,  nothing  contained in this
Section 12 shall be construed to grant any rights to the Company or to impose any duties on the Bank that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 12.


Section 13. No Waiver by Bank, Etc. The Bank shall not be deemed to have waived any of its rights upon or under the Obligations or the Collateral unless such waiver shall be in writing and signed by the Bank. No delay or omission on the part of the Bank in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of the Bank with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively, or concurrently at such time or at such times as the Bank deems expedient.


Section 14. Marshalling. The Bank shall not be required to marshal any present or future collateral security (including but not limited to this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Company hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Bank's rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Company hereby irrevocably waives the benefits of all such laws.


Section 15. Proceeds of Dispositions; Expenses. The Company shall pay to the Bank on demand any and all expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Bank in protecting, preserving, or enforcing the Bank's rights under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale of the Obligations or Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as the Bank may determine or in such order or preference as is provided in the Loan Agreement, proper allowance and provision being made for any Obligations not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by the Uniform Commercial Code of the State, any excess shall be returned to the Company, and the Company shall remain liable for any deficiency in the payment of the Obligations.


Section 16. Overdue Amounts. Until paid, all amounts due and payable by the Company hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Loan Agreement.


Section 17. Governing Law; Consent to Jurisdiction. This Agreement will be construed in accordance with the laws of the State of Oklahoma. The Company agrees that any suit for the enforcement of this Agreement may be brought in the courts of the State of Oklahoma or any federal court sitting therein and consents to the nonexclusive jurisdiction of such court and to service of process in any such suit being made upon the Company by mail at the address specified in the Loan Agreement. The Company hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.


Section 18. Waiver of Jury Trial. THE COMPANY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER, OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Company waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive, or consequential damages or any damages other than, or in addition to, actual damages.


Section 19. Miscellaneous. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Company and its respective successors and assigns, and shall inure to the benefit of the Bank and its successors and assigns. If any term of this Agreement shall be held to be invalid, illegal, or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal, or unenforceable term had not been included herein.







DATED as of the date shown above.


         DEBTOR:                   PRE-PAID LEGAL SERVICES, INC.,
                                   an Oklahoma corporation


                                   ---------------------------------------------
                                   By:  Randy Harp
                                   Title:  Chief Operating Officer


         BANK:                     BANK OF OKLAHOMA, N.A.,
                                   a national banking association


                                   ---------------------------------------------
                                   By:  Laura Christofferson
                                   Title: Senior Vice President










<



                                    EXHIBIT D


                               GUARANTY AGREEMENT


     FOR VALUE RECEIVED, and in consideration of BANK OF OKLAHOMA, N.A., a national banking association (hereinafter referred to as "Bank") advance of funds to PRE-PAID LEGAL SERVICES, INC., an Oklahoma corporation ("Debtor"), which owns 100% of the stock of ________________________, an Oklahoma corporation (referred to herein as "Guarantor") hereby guarantees absolutely and unconditionally the full and prompt payment when due, whether at maturity, by acceleration or otherwise, and at any and all times thereafter, of: (i) that certain Note executed by Debtor in favor of the Bank in the aggregate principal amount of $10,000,000 dated June 6, 2006, plus (ii) all accrued and unpaid interest thereon and all costs and expenses, including, but not limited to attorneys' fees, court costs and other legal expenses, paid or incurred by Bank in collecting or endeavoring to collect such indebtedness or any party thereof and in enforcing this guaranty; plus (iii) all other obligations set forth in or described in that certain Loan Agreement of even date herewith between Debtor and Bank (all such indebtedness, liabilities and obligations including the debt evidenced by any promissory note, together with all extensions, renewals, replacements, rearrangements, changes in form and modifications thereof, being hereinafter collectively called the "Indebtedness"). Without limiting the generality of the foregoing, Guarantor's liability hereunder shall extend to and include all post-petition interest, expenses, and other duties and liabilities of Debtor described above which would be owed by Debtor but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization, or similar proceeding involving Debtor.

1. Amount. Notwithstanding any provision herein to the contrary, the liability of the Guarantor hereunder shall be unlimited.


2. Statement of Consideration. Guarantor stipulates that Guarantor will receive substantial and valuable consideration and benefits from the extension of credit by the Bank to Debtor and that it is in the Guarantor's best interest to enter into this guaranty.


3. Bank's Remedies. In the event of (i) an Event of Default as that term is defined in that certain Loan Agreement between Debtor and Bank dated as of the date hereof (the "Loan Agreement"), or (ii) a breach of any of the covenants or agreements of Guarantor contained herein, all Indebtedness shall, for the purposes of this Guaranty Agreement, be deemed, at the election of the Bank (as such term is defined in the Agreement), to be immediately due and payable.


4. Continuing Nature of Guaranty. Guarantor further agrees that this guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of the Indebtedness to Bank is rescinded or must otherwise be returned by Bank upon the insolvency, bankruptcy and reorganization of the Debtor or otherwise, all as though such payment to Bank had not been made.


5. Guarantor's Authorization to Bank. The Bank may at any time and from time to time without notice to Guarantor, take any or all of the following actions without affecting or impairing the liability of Guarantor on this guaranty: (i) renew, extend, restructure, modify, rearrange or change the form of the Indebtedness (including, but not limited to, a decrease in the rate of interest due on the Indebtedness) or the time of payment of all or any portion of the Indebtedness, (ii) sell, exchange, accept, substitute, or realize upon any security or collateral for the Indebtedness, (iii) accept other guarantors or endorsers, and (iv) release, compromise or settle with any person primarily or secondarily liable on the Indebtedness, following a reasonable determination that such person is unable to satisfy his, her, or its liability on the Indebtedness (including any maker, co-maker, endorser or guarantor). There shall be no obligation on the part of the Bank, at any time, to seek or obtain a deficiency judgment against Debtor. Guarantor expressly and voluntarily waives and relinquishes all set offs, rights and remedies accorded by applicable law to guarantors, including without limitation, any and all suretyship defenses and offsets, set offs, remedies or defenses accorded guarantors by law. Nothing set forth in this Guaranty Agreement shall be construed to prevent or diminish
Guarantor's right or ability to purchase the Note, which option is hereby granted to Guarantor, at a price equal to all principal, interest and fees due and owing pursuant to the Note (as such term is defined in the Loan Agreement) upon Debtor's default and failure to cure, if any ability to cure is available, and Bank's exercise of its rights against Guarantor pursuant to the terms hereof.


6. Relinquishment of Right of Offset. If the Bank elects to foreclose any lien in its favor, (i) the Bank is authorized to purchase all or any portion of collateral covered by such lien, and (ii) the amount of the sale proceeds received by the Bank, to be applied against the Indebtedness shall be the actual net proceeds received from a commercially reasonable sale of any such collateral. For good and valuable consideration, Guarantor hereby fully, voluntarily and expressly waives and relinquishes any statutory, contractual or other right to set off or offset the fair market value of any collateral or security for the Indebtedness against Guarantor's liability hereunder, so long as any disposition thereof is accomplished in a commercially reasonable manner.


7. Application of Payments of Indebtedness. Any and all payments upon the Indebtedness made by the Debtor, or by Guarantor, or by any other person, and the proceeds of any and all security for any of the Indebtedness may be applied by the Bank upon such of the items of the Indebtedness, and in such order, as Bank may determine.


8. Notice. It is also understood and reiterated that the Bank has no duty to collect from any other guarantor or to proceed against the collateral securing the Indebtedness prior to making demand upon Guarantor for payment of the Indebtedness up to the amount set forth in paragraph 1 above.


9. Guarantor Waivers.


     (a) Guarantor waives notice of acceptance hereof by the Bank.


     (b) Any payment or payments made by Guarantor hereunder notwithstanding, the Guarantor will not assert or exercise any right of the Bank or of such Guarantor against Debtor to recover the amount of any payment made by such Guarantor to the Bank by way of subrogation, reimbursement, contribution, indemnity or otherwise arising by contract or operation of law, and Guarantor shall not have any right of recourse to or any claim against assets or property of Debtor, whether or not the obligations of Debtor have been satisfied, all of such rights being herein expressly waived by Guarantor. The provisions of this paragraph shall survive the termination of this Guaranty, and any satisfaction and discharge of Debtor by virtue of any payment, court order or applicable law.


     (c) The provisions of Section 9(b) notwithstanding, Guarantor shall have and be entitled to all rights of subrogation otherwise provided by applicable law in respect of any payment Guarantor may make or be obligated to make under this Guaranty, and to assert and enforce the same, in each case on and after, but at no time prior to, the date (the "Subrogation Trigger Date") which is 91 days after the date on which all obligations under the underlying instruments shall have been paid or performed in full, if and only if the existence of Guarantor's rights under this Section 9(c) would not make Guarantor a creditor (as defined in the Bankruptcy Reform Act of 1978, as amended, 11 U.S.C. Section 101 et seq., and the regulations adopted and promulgated pursuant thereto) of Debtor in any insolvency bankruptcy, reorganization or similar proceeding commenced on or prior to the Subrogation Trigger Date.


10. Guarantor's Representation and Warranties. This guaranty shall bind the heirs, successors and assigns of Guarantor and inure the benefit of Bank and its successors and assigns. This guaranty is deemed executed and delivered in the City of Oklahoma City, State of Oklahoma and shall be governed by and was contracted for in the city set forth above, and this guaranty is hereby deemed to have been given when received and accepted by the Bank in such city. Guarantor hereby waives all objections to venue and consents and submits to the jurisdiction of any state or federal court sitting in such city or the county in which such city is located, or in any state or county in which real property security any promissory note executed by Debtor is located in connection with any action instituted by the Bank by reason of or arising out of the execution, delivery or performance of any promissory note executed by Debtor or the collection of any of the Indebtedness or this guaranty. Wherever possible each provision of this guaranty shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this guaranty. If Guarantor is a corporation, this guaranty has been duly authorized to be executed, delivered and performed by the undersigned corporate officers pursuant to all necessary corporate action of the board of directors of the Guarantor.


11. Waivers and Settlements. All rights of the Bank are cumulative and not alternative to other rights and may be selectively and successively enforced by the Bank as it may elect or determine in the sole discretion of the Bank and such action(s) shall not be deemed a waiver or relinquishment of any other right or remedy held by the Bank. Subject to the requirements of Section 5 of this guaranty, the Bank may settle with any one or more parties for such sum or sums as it may see fit and release any of such other parties from all further liability to the Bank for such Indebtedness without impairing the right of the Bank to demand and collect the balance of such Indebtedness from others not so expressly released.


12. Further Representations. Guarantor expressly represents and warrants to the Bank that at the time of the execution and delivery hereof to the Bank nothing exists to impair the effectiveness and the immediate taking effect of this guaranty as the sole and only agreement between Guarantor and the Bank with respect to guaranteeing payment of the Indebtedness.


13. Entire Agreement. THE WHOLE OF THIS GUARANTY IS FULLY SET FORTH HEREIN AND CONSTITUTES THE ENTIRE AGREEMENT OF THIS GUARANTOR AND BANK WITH RESPECT TO THIS GUARANTY, ALL DISCUSSIONS AND NEGOTIATIONS ARE MERGED INTO THIS AGREEMENT. BANK HAS MADE NO ORAL AGREEMENTS, PROMISES, OR "SIDE DEALS" WITH GUARANTOR. This guaranty may only be modified by a written agreement by Bank and Guarantor. No officer, agent or employee of Bank has authority to modify this guaranty orally or to waive the provisions of this paragraph.


14. Successors and Assigns. This guaranty shall inure to the benefit of the Bank's successors and assigns and shall be binding upon the respective personal representatives, heirs, successors and assigns of Guarantor and the Bank. This guaranty is effective immediately upon execution. Guarantor hereby waives and irrevocably releases any claim that the delivery or effectiveness of this guaranty is conditional in any manner whatsoever.


15. Headings. The headings of the sections of this Guaranty Agreement are inserted for convenience only and shall not be deemed to constitute a part hereof.


16. Limitation On Obligations.


     (a) The provisions of this Guaranty are severable, and in any action or proceeding involving any state corporate law, or any state, federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Guarantor under this guaranty would otherwise be held or determined to be avoidable, invalid or unenforceable on account of the amount of such Guarantor's liability under this guaranty, then, notwithstanding any other provision of this guaranty to the contrary, the amount of such liability shall, without any further action by such Guarantor or the Bank, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding (such highest amount determined hereunder being the relevant Guarantor's "Maximum Liability"). This Section 16(a) with respect to the Maximum Liability of any Guarantor is intended solely to preserve the rights of the Bank to the maximum extent not subject to avoidance under applicable law, and neither any Guarantor nor any other person or entity shall have any right or claim under this Section 16(a) with respect to the Maximum Liability, except to the extent necessary so that the obligations of any Guarantor hereunder shall not be rendered voidable under applicable law.


     (b)The Guarantor agrees that the Indebtedness may at any time and from time to time exceed the Maximum Liability of Guarantor, and may exceed the aggregate Maximum Liability of any other guarantors, without impairing this guaranty or affecting the rights and remedies of the Bank. Nothing in this Section 16(b) shall be construed to increase any Guarantor's obligations hereunder beyond its Maximum Liability.


17. Date. This guaranty is made and entered into effective as of June 6, 2006.





GUARANTOR SIGNATURE:


----------------------------------,
an Oklahoma corporation


-----------------------------------
By:
       ----------------------------
Title:
       ----------------------------











                               SECURITY AGREEMENT


THIS SECURITY AGREEMENT, dated as of June 6, 2006, made by PRE-PAID LEGAL SERVICES, INC., an Oklahoma corporation, (the "Pledgor" and, sometimes, "Company"), in favor of BANK OF OKLAHOMA, N.A., a national banking association (hereinafter referred to as "Bank".


BACKGROUND: The Company and the Bank have entered into a Loan Agreement of even date herewith (said Agreement, as it may hereafter be amended or otherwise modified from time to time, being the "Loan Agreement"). It is a material condition precedent to the making of advances by the Bank under the Loan Agreement that the Company make the pledge and grant the assignment and security interest contemplated by this Agreement. In the ordinary course of its business, the Borrower enters into legal service contracts with customers whereby the customer pays periodic membership fees and the Borrower provides certain specified legal services if and to the extent the customer needs such services. In approximately sixteen (16) states, the Borrower's contracts are regulated as insurance instruments and/or pursuant to special statutory provisions relating to legal services programs. In other jurisdictions, there is no such governmental regulation of the contracts. All of the Borrower's contracts, which are not regulated, are referred to herein as the "Contracts".


THEREFORE, in order to induce the Bank to make advances under the Loan Agreement, the Company agrees with the Bank as follows:


Section 1. Definitions. All capitalized terms used herein without definitions shall have the respective meanings provided therefor in the Loan Agreement. The term "State," as used herein, means the State of Oklahoma. All terms defined in
Article 9 of the Uniform Commercial Code of the State and used herein shall have the same definitions herein as specified therein. The term "Obligations," as used herein, means all of the indebtedness, obligations, and liabilities of the Company to the Bank, individually or collectively, whether direct or indirect, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising under or in respect of the Loan Agreement, and any promissory notes or other instruments or agreements executed and delivered pursuant thereto or in connection therewith or this Agreement, and the term "Event of Default," as used herein, means the failure of the Company to pay or perform any of the Obligations as and when due to be paid or performed under the terms of the Loan Agreement, or the occurrence of any Default or Event of Default, as those terms are defined in the Loan Agreement.


Section 2. Grant of Security Interest. The Company hereby grants to the Bank, to secure the payment and performance in full of all of the Obligations, a security interest in and so pledges and assigns to the Bank all right, title and interest of Borrower in and to the Contracts, whether now owned or hereafter acquired or arising, and all proceeds and products thereof and all rights to receive payments from members and/or to receive any other payments or revenues of any nature whatsoever pursuant to the terms of the Contracts or otherwise associated with the Contracts (all of the foregoing being hereinafter called the "Collateral") and proceeds of the Collateral.


Section 3. Authorization to File Financing Statements. The Company hereby irrevocably authorizes the Bank at any time and from time to time to file in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that describe the Collateral and contain any other information required by Article 9 of the Uniform Commercial Code of the State for the sufficiency or filing office acceptance of any financing statement or amendment, including whether the Company is an organization, the type of organization and any organization identification number issued to the Company. The Company agrees to furnish any such information to the Bank promptly upon request. The Company also ratifies its authorization for the Bank to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.


Section 4. Representations and Warranties Concerning Company's Legal Status. The Company has previously delivered to the Bank a certificate signed by the Company and entitled "Perfection Certificate" (the "Perfection Certificate"). The Company represents and warrants to the Bank as follows: (a) the Company's exact legal name is that indicated on the Perfection Certificate and on the signature page hereof, (b) the Company is an organization of the type and organized in the jurisdiction set forth in the Perfection Certificate, (C) the Perfection Certificate accurately sets forth the Company's organizational identification number or accurately states that the Company has none, (d) the Perfection Certificate accurately sets forth the Company's place of business or, if more than one, its chief executive office as well as the Company's mailing address if different, and (e) all other information set forth on the Perfection Certificate pertaining to the Company is accurate and complete.


Section 5. Covenants Concerning Company's Legal Status. The Company covenants with the Bank as follows: (a) without providing at least 30 days prior written notice to the Bank, the Company will not change its name, its place of business or, if more than one, chief executive office, or its mailing address or organizational identification number if it has one, (b) if the Company does not have an organizational identification number and later obtains one, the Company shall forthwith notify the Bank of such organizational identification number, and (c) the Company will not change its type of organization, jurisdiction of organization, or other legal structure.


Section 6. Representations and Warranties Concerning Collateral, Etc. The Company further represents and warrants to the Bank as follows: (a) the Company is the owner of the Collateral, free from any adverse lien, security interest, or other encumbrance, except for the security interest created by this Agreement and the security interest in favor of the Bank as Agent in regard to that certain $31,500,000 loan to the Borrower from various lenders dated as of September 19, 2003,, (b) all lists and other supporting documentation furnished to the Bank with respect to the Contracts is true and correct in all material respects; and (c) all other information set forth on the Perfection Certificate pertaining to the Collateral is accurate and complete.


Section 7. Covenants Concerning Collateral, Etc. The Company further covenants with the Bank as follows: (a) except for the security interest herein granted and the security interest in favor of the Bank as Agent in regard to that certain $31,500,000 loan to the Borrower from various lenders dated as of September 19, 2003, the Company shall be the owner of the Collateral free from any lien, security interest, or other encumbrance, and the Company shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Bank, (b) the Company shall not pledge, mortgage, or create, or suffer to exist a security interest in the Collateral in favor of any person other than the Bank and the security interest in favor of the Bank as Agent in regard to that certain $31,500,000 loan to the Borrower from various lenders dated as of September 19, 2003, (c) the Company will fully perform all of its obligations under the Contracts, (d) as provided in the Loan Agreement, the Company will permit the Bank to inspect the books and records associated with the Collateral at any reasonable time, wherever located,
(e) the Company will pay promptly when due all taxes, assessments, governmental charges, and levies upon the Collateral or incurred in connection with the Contracts or incurred in connection with this Agreement, (f) the Company will continue to operate its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state, and local statutes and ordinances, and (g) the Company will not sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral or any interest therein.


     7.1 Expenses Incurred by Bank. In its discretion, the Bank may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, and pay any necessary filing fees or other amounts necessary to preserve the value associated with the Contracts. The Company agrees to reimburse the Bank on demand for any and all expenditures so made. The Bank shall have no obligation to the Company to make any such expenditures, nor shall the making thereof relieve the Company of any default.


     7.2 Bank's Obligations and Duties. Anything herein to the contrary notwithstanding, the Company shall remain liable under all Contracts and shall perform all obligations to be observed or performed by the Company thereunder. The Bank shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Bank of any payment relating to any of the Collateral, nor shall the Bank be obligated in any manner to perform any of the obligations of the Company under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Bank in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance, or to collect the payment of any amounts which may have been assigned to the Bank or to which the Bank may be entitled at any time or times. The Bank's sole duty with respect to the custody, safe keeping, and physical preservation of the Collateral in its possession, shall be to deal with such Collateral in the same manner as the Bank deals with similar property for its own account.


Section 8. Contracts and Deposits. The Bank may at any time following and during the continuance of an Event of Default, at the option of the Bank transfer to the Bank the Collateral, receive any income thereon, and hold such income as additional Collateral or apply it to the Obligations. Whether or not any Obligations are due, the Bank may following and during the continuance of an Event of Default demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from the Bank to the Company may at any time be applied to or set off against any of the Obligations.


Section 9. Control of Collateral Proceeds. If an Event of Default shall have occurred and be continuing, the Company shall, at the request of the Bank, take any action requested by the Bank required by the Agreement to ensure that the Bank obtains the full and immediate control of the Collateral. After the making of such a request or the giving of any such notification, the Company shall hold any proceeds associated with the Contracts as trustee for the Bank without commingling the same with other funds of the Company and shall turn the same over to the Bank, in the identical form received, together with any necessary endorsements or assignments. The Bank shall apply the proceeds associated with the Contracts to the Obligations, such proceeds to be immediately entered after final payment in cash or other immediately available funds of the items giving rise to them.


Section 10. Power of Attorney.


     10.1 Appointment and Powers of Bank. The Company hereby irrevocably constitutes and appoints the Bank and any officer or agent thereof, with full power of substitution as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of the Company or in the Bank's own name for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of the Company, without notice to or assent by the Company, to do the following:


     (a)upon the occurrence and during the continuance of an Event of Default, to sell, transfer, pledge, make any agreement with respect to, orotherwise deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of the State of Oklahoma and as fully and completely as though the Bank were the absolute owner thereof for all purposes, and to do at the Company's expense, at any time, or from time to time, all acts and things which the Bank deems necessary to protect, preserve, or realize upon the Collateral and the Bank's security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as the Company might do; and


     (b)to the extent that the Company's authorization given in Section 3 is not sufficient, to file such financing statements with respect hereto,with or without the Company's signature, or a photocopy of this Agreement in substitution for a financing statement, as the Bank may deem appropriate and to execute in the Company's name such financing statements and amendments thereto and continuation statements which may require the Company's signature.


     10.2 Ratification by Company. To the extent permitted by law, the Company hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.


     10.3 No Duty on Bank. The powers conferred on the Bank hereunder are solely to protect the interests of the Bank in the Collateral and shall not impose any duty upon it to exercise any such powers. The Bank shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Company for any act or failure to act, except for Bank's own gross negligence or willful misconduct.


Section 11. Remedies. If an Event of Default shall have occurred and be continuing, the Bank may, without notice to or demand upon the Company, declare this Agreement to be in default, and the Bank shall thereafter have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code of the State of Oklahoma. The Bank may in its discretion require the Company to assemble all or any part of the Collateral at such location or locations within the jurisdiction(s) of the Company's principal office(s) or at such other locations as the Bank may reasonably designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Bank shall give to the Company at least five business days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. The Company hereby acknowledges that five business days prior written notice of such sale or sales shall be reasonable notice. In addition, the Company waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Bank's rights hereunder, including, without limitation, their right following an Event of Default to take immediate possession of the Collateral and to exercise its rights with respect thereto.


Section 12. Standards for Exercising Remedies. To the extent that applicable law imposes duties on the Bank to exercise remedies in a commercially reasonable manner,  the  Company  acknowledges  and  agrees  that  it is  not  commercially unreasonable for the Bank (a) to fail to incur expenses reasonably deemed significant by the Bank to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third-party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third-party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as the Company, for expressions of interest in acquiring all or any portion of the Collateral, (9) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties,
(k) to purchase insurance or credit enhancements to insure the Bank against risks of loss, collection, or disposition of Collateral or to provide to the Bank a guaranteed return from the collection or disposition of Collateral, or
(I) to the extent deemed appropriate by the Bank, to obtain the services of other brokers, investment bankers, consultants, and other professionals to assist the Bank in the collection or disposition of any of the Collateral. The Company acknowledges that the purpose of this Section 12 is to provide nonexhaustive indications of what actions or omissions by the Bank would not be commercially unreasonable in the Bank's exercise of remedies against the Collateral and that other actions or omissions by the Bank shall not be deemed commercially unreasonable solely on account of not being indicated in this
Section 12. Without  limitation  upon the foregoing,  nothing  contained in this
Section 12 shall be construed to grant any rights to the Company or to impose any duties on the Bank that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 12.


Section 13. No Waiver by Bank, Etc. The Bank shall not be deemed to have waived any of its rights upon or under the Obligations or the Collateral unless such waiver shall be in writing and signed by the Bank. No delay or omission on the part of the Bank in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of the Bank with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively, or concurrently at such time or at such times as the Bank deems expedient.


Section 14. Marshalling. The Bank shall not be required to marshal any present or future collateral security (including but not limited to this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Company hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Bank's rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Company hereby irrevocably waives the benefits of all such laws.


Section 15. Proceeds of Dispositions; Expenses. The Company shall pay to the Bank on demand any and all expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Bank in protecting, preserving, or enforcing the Bank's rights under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale of the Obligations or Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as the Bank may determine or in such order or preference as is provided in the Loan Agreement, proper allowance and provision being made for any Obligations not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by the Uniform Commercial Code of the State, any excess shall be returned to the Company, and the Company shall remain liable for any deficiency in the payment of the Obligations.


Section 16. Overdue Amounts. Until paid, all amounts due and payable by the Company hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Loan Agreement.


Section 17. Governing Law; Consent to Jurisdiction. This Agreement will be construed in accordance with the laws of the State of Oklahoma. The Company agrees that any suit for the enforcement of this Agreement may be brought in the courts of the State of Oklahoma or any federal court sitting therein and consents to the nonexclusive jurisdiction of such court and to service of process in any such suit being made upon the Company by mail at the address specified in the Loan Agreement. The Company hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.


Section 18. Waiver of Jury Trial. THE COMPANY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER, OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Company waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive, or consequential damages or any damages other than, or in addition to, actual damages.


Section 19. Miscellaneous. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Company and its respective successors and assigns, and shall inure to the benefit of the Bank and its successors and assigns. If any term of this Agreement shall be held to be invalid, illegal, or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal, or unenforceable term had not been included herein.


DATED as of the date shown above.


         DEBTOR:                   PRE-PAID LEGAL SERVICES, INC.,
                                   an Oklahoma corporation


                                   /s/ Randy Harp
                                   ---------------------------------------------
                                   By: Randy Harp
                                   Title: Chief Operating Officer


         BANK:                     BANK OF OKLAHOMA, N.A.,
                                   a national banking association


                                   /s/ Laura Christofferson
                                   ---------------------------------------------
                                   By: Laura Christofferson
                                   Title: Senior Vice President